UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 26, 2007
                                                   -----------------------------

                           Double-Take Software, Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                  001-33184                  20-0230046
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 (State or other jurisdiction      (Commission              (I.R.S. Employer
     of incorporation)             File Number)             Identification No.)

                257 Turnpike Road, Suite 210                      01772
                 Southborough, Massachusetts
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          (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code  877-335-5674
                                                    ----------------------------

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         (Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))



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Item 2.02    On December 26 2007 Double-Take Software, Inc. issued a press release reporting Double-Take(R) Software Acquires TimeSpring(R)

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.

(c) Exhibits: There are no tables attached to this release.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               Double-Take Software, Inc.
                                               --------------------------


Date: 12/26/2007
                                               /s/ Craig Huke
                                               --------------
                                               Craig Huke
                                               Vice President and Chief
                                               Financial Officer